UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2016, the Board of Directors (the "Board") of Preferred Apartment Communities, Inc. (the "Company") approved certain compensation arrangements for non-employee directors, which include grants of shares of restricted common stock. On May 5, 2016, the Compensation Committee of the Board of Directors approved grants of 4,535 shares of restricted common stock for each non-employee director consistent with the terms of the Company’s 2011 Stock Incentive Plan to each of the following non-employee directors of the Company: Steve Bartkowski, Gary B. Coursey, William J. Gresham, Jr., Howard A. McLure, Timothy A. Peterson and John M. Wiens. The Board also approved the grant of an additional 1,512 shares of restricted common stock for the Chair of the Audit Committee of the Company, Timothy A. Peterson; 756 shares of restricted common stock for the Chair of the Compensation Committee of the Company, Gary B. Coursey; 756 shares of restricted common stock for the Chair of the Nominating and Corporate Governance Committee of the Company, Steve Bartkowski; and 756 shares of restricted common stock for the Chair of the Conflicts Committee of the Company, Howard A. McLure. The shares of restricted common stock will vest in equal amounts on the following dates: August 3, 2016, November 1, 2016, January 30, 2017 and May 1, 2017. The foregoing summary of the restricted common stock grants is qualified in its entirety by reference to the form of the Restricted Stock Agreement, filed as an exhibit hereto and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 5, 2016, the Company held its Annual Meeting in Atlanta, Georgia for the purpose of: (i) electing nine directors to serve on the Board until the 2017 Annual Meeting of Stockholders; and (ii) ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  As of the record date, March 13, 2016, there were 23,041,502 shares of Common Stock entitled to vote at the Annual Meeting. Represented at the meeting in person or by proxy were 19,823,704 shares of Common Stock representing approximately 86.0% of the total shares of Common Stock entitled to vote at the meeting.
(1)    The following nine persons were elected directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
John A. Williams	8,506,238	65,717	11,251,749
Leonard A. Silverstein	8,291,453	280,502	11,251,749
Daniel M. DuPree	8,292,997	278,958	11,251,749
Steve Bartkowski	8,505,343	66,612	11,251,749
Gary B. Coursey	8,489,706	82,249	11,251,749
William J. Gresham, Jr.	8,493,364	78,591	11,251,749
Howard A. McLure	8,507,599	64,356	11,251,749
Timothy A. Peterson	8,501,885	70,070	11,251,749
John M. Wiens	8,490,898	81,057	11,251,749

(2)	The stockholders ratified PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2016:

For	19,650,030
Against	85,477
Abstain	88,197
Further information regarding these proposals is set forth in the Company’s Proxy Statement.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1
Form of Restricted Stock Agreement pursuant to the Preferred Apartment Communities, Inc. 2011 Stock Incentive Plan (incorporated by reference to Exhibit 10.9 to Pre-effective Amendment No. 6 to Form S-11 Registration Statement (Registration No. 333-168407) filed by the Company with the Securities and Exchange Commission on March 4, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: May 5, 2016	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Senior Vice President, General Counsel and Corporate Secretary